Exhibit 99.1

RGS Energy Receives Notice of Completion of Product Testing and Authorization to Apply UL Mark

DENVER, CO, November 2, 2018 – RGS Energy (NASDAQ: RGSE), the exclusive worldwide manufacturer of the visually stunning POWERHOUSE™ Solar Shingle System, reports that the next generation POWERHOUSE™ 3.0 solar shingle system has received notice of completion of product testing and authorization to apply the UL Mark.

“Receiving UL certification allows us to apply the UL Mark to our POWERHOUSE™ Solar Shingle System,” commented Dennis Lacey, RGS Energy’s CEO. “We will immediately begin manufacturing and taking purchase orders for POWERHOUSE™ nationwide.”

RGS Energy has received $126 million in written reservations from 87 roofers across 32 states. The company’s manufacturing supply chain and distribution channel is already in place for the nationwide rollout of POWERHOUSE™ 3.0.

The company will pursue International Electrotechnical Commission testing to commercialize the product worldwide.

About RGS Energy

RGS Energy (NASDAQ: RGSE) is America’s Original Solar Company providing solar, storage and energy services whose mission is clean energy savings. The company is the exclusive manufacturer of POWERHOUSE™, an innovative in-roof solar shingle using technology developed by The Dow Chemical Company. RGS Energy also sells, designs and installs traditional retrofit solar systems for residential homeowners, commercial businesses, non-profit organizations and government entities.

For more information, visit RGSEnergy.com and RGSPOWERHOUSE.com, on Facebook at www.facebook.com/RGSEnergy and on Twitter at twitter.com/rgsenergy. Information on such websites is not incorporated by reference into this press release.

RGS Energy is the Company’s registered trade name. RGS Energy files periodic and other reports with the SEC under its official name “Real Goods Solar, Inc.”

Forward-Looking Statements and Cautionary Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including statements regarding the RGS Energy’s business and strategies. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they provide our current beliefs, expectations, assumptions, forecasts, and hypothetical constructs about future events, and include statements regarding our future results of operations and financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “plan,” “future,” “may,” “will,” “expect” and “hypothetical” and similar expressions as they relate to us are intended to identify such forward-looking statements.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Therefore, RGS Energy cautions you against relying on any of these forward-looking statements.

Key risks and uncertainties that may cause a change in any forward-looking statement or that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include: the ability to obtain requisite international product certification of POWERHOUSE™ 3.0; RGS Energy’s ability to successfully commercialize POWERHOUSE™ 3.0 during 2019 and, in future years, achieve market share; RGS Energy’s ability to satisfy the conditions and obligations under the POWERHOUSE™ 3.0 license agreement; RGS Energy’s ability to manage supply chain in order to have production levels and pricing of the POWERHOUSE™ 3.0 shingles to be competitive; the ability of RGS Energy to successfully expand its operations and employees and realize profitable revenue growth from the sale and installation of POWERHOUSE™ 3.0, and to the extent, anticipated; RGS Energy’s ability to realize revenue from written reservations for initial POWERHOUSE™ deliveries; RGS Energy’s ability to obtain future purchase orders for POWERHOUSE™ deliveries; competition in the built-in photovoltaic solar system business; RGS Energy’s ability to successfully and timely expand its POWERHOUSE™ 3.0 business outside of the United States; foreign exchange risks associated with the POWERHOUSE™ 3.0 business; intellectual property infringement claims and warranty claims related to the POWERHOUSE™ 3.0 business; the continuation and level of government and utility incentives for solar energy; and other risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission.

You should read the section entitled “Risk Factors” in our 2017 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q for the quarters ended March 30, 2018 and June 30, 2018, each of which has been filed with the Securities and Exchange Commission, which identify certain of these and additional risks and uncertainties. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

POWERHOUSE™ is a trademark of The Dow Chemical Company, used under license.

RGS Energy is the Company’s registered trade name. The Company files periodic and other reports with the Securities and Exchange Commission under its official name “Real Goods Solar, Inc.”

Investor Relations Contact

Ron Both

Managing Partner, CMA

Tel 1-949-432-7566

RGSE@cma.team